United States
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 17, 1998

                       SOUTHWESTERN BELL TELEPHONE COMPANY

                             A Missouri Corporation

                           Commission File No. 1-2346

                           IRS Employer No. 43-0529710

                  175 E. Houston, San Antonio, Texas 78205-2233

                         Telephone Number (210) 821-4105

Item 5.  Other Events :

The  following  information  related  to  Southwestern  Bell  Telephone  Company
(SWBell) was included in a press release issued by SBC Communications Inc., a Delaware corporation, on January 28, 1998:


--------------------------------------------------------------------------------------------------
Supplemental Financial Data

--------------------------------------------------------------------------------------------------
Southwestern Bell Telephone Company
--------------------------------------------------------------------------------------------------
Dollars in millions           Three Months Ended                 Twelve Months Ended
                              ---------------------------------  ---------------------------------
Unaudited                        12/31/97   12/31/96     % Chg     12/31/97(1) 12/31/96     % Chg
---------------------------------------------------------------  ---------------------------------
Operating Revenues
  Local service                  $  1,339   $  1,223      9.5%      $  5,237   $  4,718     11.0%
  Network access - Interstate         545        544      0.2%         2,176      2,145      1.4%
  Network access - Intrastate         265        272     -2.6%         1,078      1,099     -1.9%
  Long-distance service               183        227    -19.4%           803        883     -9.1%
  Other                               276        256      7.8%         1,019        888     14.8%
--------------------------------------------------------------------------------------------------
    Total Operating Revenues        2,608      2,522      3.4%        10,313      9,733      6.0%
--------------------------------------------------------------------------------------------------
  Cash Operating Expenses           1,759      1,488     18.2%         6,194      5,448     13.7%
---------------------------------------------------------------  ---------------------------------
EBITDA *                              849      1,034    -17.9%         4,119      4,285     -3.9%
---------------------------------------------------------------  ---------------------------------
  Depreciation and amortization       487        458      6.3%         1,927      1,795      7.4%

---------------------------------------------------------------  ---------------------------------
    Total Operating Expenses        2,246      1,946     15.4%         8,121      7,243     12.1%
---------------------------------------------------------------  ---------------------------------
Operating Income                      362        576    -37.2%         2,192      2,490    -12.0%
---------------------------------------------------------------  ---------------------------------
Net Income                            190        316    -39.9%         1,187      1,369    -13.3%
===============================================================  =================================

* EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization

(1)1997 results include charges for several items including strategic initiatives and ongoing merger integration costs and the gain on the sale of SWBell's interest in Bell Communications Research, Inc. Excluding these additional items, SWBell reported an adjusted net income of $1,468 for 1997.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      Southwestern Bell Telephone Company
                                      /s/ Richard G.Lindner
                                      Richard G. Lindner
                                      Vice President and Chief Financial Officer



February  17, 1998